SETTLEMENT AGREEMENT & RELEASE

This Settlement Agreement (“Agreement”) is entered into by and between nuArch Advisors LLC (“nuArch”), Christopher Mestl (“Mestl”), Daniel MacDonald (“MacDonald”) and Digitiliti, Inc. (“Digitiliti”) (collectively referred to herein as “the parties”), and is effective as of March 8, 2010 (“Effective Date”).

Recitals

A.

The Litigation.  In or about July, 2009, nuArch commenced an action against Digitiliti in the Ramsey County District Court, ultimately captioned nuArch Advisors LLC v. Digitiliti, Inc., 62-CV-09-8334 (the “Litigation”).  In the Litigation, nuArch asserted contract and quasi-contract claims against Digitiliti.

B.

Response to the Litigation.  Digitiliti denied, and continues to deny, all allegations made by nuArch in the Litigation.

C.

Settlement.  The parties wish to resolve all matters/disputes between them, including without limitation all claims they could have asserted in the Litigation, and any and all other claim that parties have, claim to have, or believe they may have, as set forth below.

D.

Incorporation.  These recitals are incorporated into the Agreement and are considered to be fully a part of the Agreement.

Agreement

1.

Settlement Agreement.  The parties reached a settlement on February 4, 2010.  The parties each agree that this Agreement encompasses all of the terms agreed to by them.

2.

Payments to nuArch.   The following settlement payments from Digitiliti to nuArch totaling $75,000.00 will be made by wire transfer payable to nuArch in full, final and complete settlement, compromise and payment of all claims described in this Agreement:

$10000.00 to be paid on or before March 22, 2010.

$8125.00 to be paid on or before April 22, 2010.

$8125.00 to be paid on or before May 24, 2010.

$8125.00 to be paid on or before June 22, 2010.

$8125.00 to be paid on or before July 22, 2010.

$8125.00 to be paid on or before August 23, 2010.

$8125.00 to be paid on or before September 22, 2010.

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$8125.00 to be paid on or before October 22, 2010.

$8125.00 to be paid on or before November 22, 2010.

Each payment will be sent by Digitiliti via wire transfer addressed as follows:

ABA#:   021000089

CREDIT BANK: CITIBANK, NA

CREDIT ACCOUNT: 30604518

CREDIT ACCOUNT NAME: CITIGROUP  GLOBAL MARKETS

FOR FURTHER CREDIT TO NUARCH ADVISORS, LLC

232-3819C-15

is to be made on or before the due date listed above, and each payment is deemed to be complete upon execution of the wire transfer.

3.

Taxes.  Digitiliti will issue a Form 1099 to nuArch for the payments listed in Paragraph 2.  The parties acknowledge and agree that no part of the payments referenced in Paragraph 2 constitute any payment for wages.

4.

Confession of Judgment.  nuArch’s, Mestl’s and MacDonald’s Release of Digitiliti is contingent upon Digitiliti executing and agreeing to the terms and conditions of the Confession of Judgment attached hereto as Exhibit A. Digitiliti hereby waives any objection or defense it might now or in the future have to any term or condition of the Confession of Judgment and further acknowledges that it has been represented by counsel of its choice who has advised it of the legal consequences of its execution of the Confession of Judgment and that its waiver of objections or defenses has been given with full knowledge and acknowledgement of the legality of the Confession of Judgment.

5.

Complete Settlement.  nuArch, Mestl and MacDonald accept the payments described above and other consideration described in this Agreement in full, final and complete settlement of all claims they asserted or could have asserted against Digitiliti in the Litigation, and any and all other claims they have, claim to have, or believe the may have against Digitiliti as defined in Recital C and Paragraph 6.  nuArch, Mestl and MacDonald acknowledge that they will not seek any additional amounts from Digitiliti as described herein with respect to the claims released by them in this Agreement.

6.

(a)

nuArch’s, Mestl’s and MacDonald’s Release of Digitiliti.  For good and valuable consideration, including, but not limited to, the payments described above and the other mutual agreements set forth in this Agreement, the sufficiency and receipt of which consideration nuArch, Mestl and MacDonald expressly acknowledge, nuArch, Mestl and MacDonald, for itself/themselves and for each of its and their parent

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and subsidiary corporations, heirs, executors, spouses, administrators, insurers, employers, attorneys, agents, representatives, successors, and assigns, hereby releases and forever discharges Digitiliti and each of its parent and subsidiary corporations, related corporations, affiliates, divisions, shareholders, predecessors, successors, assigns, insurers, indemnitors, directors, officers, attorneys, employees, agents, and representatives of and from any and all past or present claims, demands, liabilities, judgments, and causes of action, at law or in equity, known or unknown, asserted or unasserted, liquidated or unliquidated, absolute or contingent, accrued or not accrued, which nuArch, Mestl and MacDonald ever had, presently has, claims to have, or claims to have had against Digitiliti and all of the individuals and entities described above as of the Effective Date.  This release of claims includes, but is not limited to, all claims that were or could have been asserted in the Litigation, and any and all other claims nuArch, Mestl and MacDonald have, claims to have, or believe it or they may have against Digitiliti as described herein.

(b)

Digitiliti’s Release of nuArch, Mestl and MacDonald.  For good and valuable consideration, including, but not limited to, the payments described above and the other mutual agreements set forth in this Agreement, the sufficiency and receipt of which consideration Digitiliti expressly acknowledges, Digitiliti, for itself and for each of its parent and subsidiary corporations, heirs, executors, spouses, administrators, insurers, employers, attorneys, agents, representatives, successors, and assigns, hereby releases and forever discharges nuArch, Mestl and MacDonald, and each of its and their parent and subsidiary corporations, predecessors, successors, assigns, insurers, indemnitors, directors, officers, attorneys, employees, agents, and representatives of and from any and all past or present claims, demands, liabilities, judgments, and causes of action, at law or in equity, known or unknown, asserted or unasserted, liquidated or unliquidated, absolute or contingent, accrued or not accrued, which Digitiliti ever had, presently has, claims to have, or claims to have had against nuArch, Mestl and MacDonald, and all of the persons and entities described above as of the Effective Date.  This release of claims includes, but is not limited to, all claims that were or could have been asserted in the Litigation, and any and all other claims Digitiliti has, claims to have, or believes it may have against nuArch, Mestl and MacDonald as described herein.

7.

Stipulation of Dismissal With Prejudice.  nuArch and Digitiliti agree to have their respective attorneys sign a Stipulation of Dismissal With Prejudice of the Litigation in the form attached to this Agreement as Exhibit B.

8.

Non-Assignment of Rights.  The parties represent and warrant that none of them have sold, assigned, transferred, conveyed or otherwise disposed of to any third party, by operation of law or otherwise, any rights action, cause of action, suit, debt, obligation, account, contract, agreement, covenant, guarantee, controversy, judgment, damage, claim, counterclaim, liability or demand of any nature whatsoever relating to any matter covered by this Agreement.

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9.

Full and Complete Settlement.  The parties acknowledge and agree that this Agreement, as well as the attached exhibits, constitutes the full and complete settlement of all claims they are releasing against the other and any related persons or entities, as set forth above.

10.

Nonadmission of Liability.  By making and entering this Agreement, and by settling the Litigation, the parties do not admit that they have done anything wrong.

11.

Payment of Costs and Expenses.  Except as set forth in Paragraph 2 of this Agreement, the parties agree to pay their own respective costs and expenses (including attorneys’ fees and other professional fees and expenses) in connection with the Litigation and the negotiation, preparation, execution, and delivery of this Agreement.  No party shall have any right to recover from any opposing party, or its or his attorneys, any sanctions, costs, attorney fees, punitive damages, statutory damages, other damages, or other monies of any kind or nature incurred by that party related in any way to the Litigation and/or any claims any party asserted or could have asserted in the Litigation.

12.

Governing Law.  The parties agree that the interpretation and effect of this Agreement shall be governed by the law of the State of Minnesota, giving no effect to the law of the State of Minnesota governing conflicts of laws.

13.

Jurisdiction.  The parties hereby consent to the exclusive jurisdiction of the state and federal courts located in the State of Minnesota for the enforcement of any and all provisions of this Agreement, both now and in the future.

14.

Interpretation.  Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of this Agreement shall be more strictly construed against one or more parties hereto by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the document, it being acknowledged and agreed that all of the parties and their attorneys have participated in the preparation and review of this Agreement.

15.

Complete Agreement.  The parties agree that this Agreement, including the attached Exhibits, contains the entire agreement between them regarding their resolution of the Litigation and/or any claims released by this Agreement, and supersedes all prior or contemporaneous agreements and understandings, oral or written, between them as of the Effective Date regarding those subjects.

16.

Modifications and Waivers.  No term or provision of this Agreement may be varied, changed, modified, waived or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of the variation, change,

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modification, waiver or termination is sought. The waiver by any party hereto of any breach of any provision of this Agreement shall not constitute or operate as a waiver of any other breach of such provision or of any other provision hereof, nor shall any failure to enforce any provision hereof operate as a waiver at such time or at any future time of such provision or of any other provision hereof.

17.

Execution in Counterparts. This Agreement may be signed in any number of counterparts, with the same effect as if the signature thereto were upon the same instrument. Complete sets of counterparts shall be lodged with and delivered to each party to this Agreement.

18.

Notices.  All notices, requests and demands given to or made pursuant to this Agreement, shall be in writing and delivered to counsel for the parties.

19.

Binding Effect.  Pursuant to Minn. Stat. § 572.35, the parties acknowledge that this Agreement is binding and that they were advised in writing that:  (a) the mediator has no duty to protect their interests or provide them with information about their legal rights; (b) signing a mediated settlement agreement may adversely affect their legal rights; and (c) a party should consult an attorney before signing a mediated settlement agreement if that party is uncertain about its or his rights.

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The parties hereto knowingly and voluntarily executed this Agreement as of the date set forth below:

DATED: 3/15/10

nuARCH ADVISORS LLC

By/s/Christopher Mestl

Its Partner

State of New York

)

)ss.

County of Bronx

)

The foregoing Confidiential Settlement Agreement and Release was acknowledged and verified before me, a notary public, by Christopher Mestl, the Partner of nuArch Advisors LLC on March 15, 2010.

/s/Clorise Beasley

[

NOTARY STAMP

]

Notary Public

DATED: 3/15/10

/s/Christopher A. Mestl

CHRISTOPHER MESTL

State of New York

)

)ss.

County of Bronx

)

The foregoing Confidential Settlement Agreement and Release was acknowledged and verified before me, a notary public, by ______ on March 15, 2010.

/s/Clorise Beasley

[

NOTARY STAMP

]

Notary Public

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DATED: 3/09/10

/s/Daniel MacDonald

DANIEL MACDONALD

State of New York

)

)ss.

County of Westchester)

The foregoing Settlement Agreement and Release was acknowledged and verified before me, a notary public, by Daniel MacDonald on March 09, 2010.

/s/Matthew A. Matcovsky

[

NOTARY STAMP

]

Notary Public

DATED: 3/8/2010

DIGITILITI, INC.

By/s/Roy A. Bauer

Its President and CEO

State of Minnesota

)

)ss.

County of Ramsey

)

The foregoing Confidiential Settlement Agreement and Release was acknowledged and verified before me, a notary public, by Roy A. Bauer, the President and CEO of Digitiliti, Inc. on March 8, 2010.

/s/Chelsea Tupy

[

NOTARY STAMP

]

Notary Public

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STATE OF MINNESOTA	DISTRICT COURT
COUNTY OF RAMSEY	SECOND JUDICIAL DISTRICT CASE TYPE: Contract

nuArch Advisors LLC, Plaintiff, v. Digitiliti, Inc. Defendant.	Court File No. __________ CONFESSION OF JUDGMENT AND VERIFIED STATEMENT

1.

I, Roy A. Bauer, as an authorized agent and on behalf of Defendant Digitiliti, Inc. ("Digitiliti), provide this Confession of Judgment to Plaintiff nuArch Advisors, LLC ("nuArch") pursuant to Minnesota Statute Sections 548.22 and 548.23, for a debt justly due and arising out of the factual situation described in the Complaint (attached hereto as Exhibit 1 and incorporated herein by reference) and relating to the above-captioned action, and the Settlement Agreement and Release dated as of March 8 2010 (attached hereto as Exhibit 2 and incorporated herein by reference) (the "Settlement Agreement").

2.

To settle the dispute described in such Complaint, the parties entered into the Settlement Agreement.

3.

Pursuant to the terms of the Settlement Agreement, Digitiliti agreed to make payments to nuArch and perform other obligations as outlined in the Settlement Agreement.  Digitiliti's performance of its obligations was and is secured by this Confession of Judgment.

4.

The amount for which judgment is hereby confessed is due and owing pursuant to the terms of the Settlement Agreement.

5.

Digitiliti hereby confesses judgment in favor of nuArch in the amount of One-Hundred and Thirty Thousand Dollars ($130,000.00), less any amounts paid by Digitiliti pursuant to the Settlement Agreement, plus all interest, costs, expenses and attorneys' fees that nuArch may incur in collecting the foregoing amount.

6.

"Default" as used herein is defined as Digitiliti's failure to make any of the scheduled payments under the terms of the Settlement Agreement.

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7.

In the event of a Default under the Settlement Agreement, nuArch will provide written notice of the Default by e-mail and first class mail to the following:

Josh Jacobson (JacobsonLawOffice@att.net)

The Law Office of Josh Jacobson, P.A.

120 6th Street South

Minneapolis, MN 55402

William McDonald (bmcdonald@digitiliti.com)

Digitiliti, Inc.

266 East 7th Street

4th Floor

Saint Paul, Minnesota 55101

Digitiliti, Inc. (bmcdonald@digitiliti.com)

266 East 7th Street
4th Floor
Saint Paul, Minnesota 55101

If Digitiliti does not cure the default within five (5) business days of the notice of default, nuArch hereby consents to the immediate filing and docketing of this Confession of Judgment and the immediate execution on this judgment confessed against it and waives stay of execution thereon, and waives and releases all errors which may intervene in such action.

8.

The failure of nuArch to enforce this Confession of Judgment in the event of a Default or Digitiliti's failure to pay or otherwise perform its obligations under the Settlement Agreement shall not constitute a waiver of the right to do so at any subsequent time.

9.

Digitiliti authorizes any Minnesota court of competent jurisdiction to enter judgment against it, provided that nuArch shall present with this Confession of Judgment an affidavit certifying that Digitiliti is in default of its obligations under the Settlement Agreement, has failed to cure within five (5) business days and certifying the amount then outstanding under the terms of the Settlement Agreement.

10.

Digitiliti expressly consents to jurisdiction and venue in Minnesota for any and all purposes in any way related to this Confession of Judgment.

11.

In the event Digitiliti breaches its obligations under the Settlement Agreement, Digitiliti agrees to reimburse nuArch for all costs, including attorneys' fees, incurred as a result of the breach, including but not limited to, all costs of collection pursuant to this Confession of Judgment.

12.

Digitiliti acknowledges that it is entering into this Confession of Judgment voluntarily, knowingly, and with the advice of counsel, and as an additional inducement to nuArch to enter into, and release Digitiliti pursuant to, the Settlement Agreement.

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13.

Digitiliti acknowledges that but for this Confession of Judgment, nuArch would not have entered into the Settlement Agreement pursuant to which it has agreed to accept a lesser amount in full payment of the obligations described in the above-described Complaint (provided such amounts are timely paid by Digitiliti).

14.

Digitiliti has been represented by counsel in regard to this Confession of Judgment and has consulted with its counsel regarding the entry, enforceability, and form of this Confession of Judgment.

[VERIFICATION TO FOLLOW ON SEPARATE PAGE]

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VERIFICATION OF ROY A. BAUER

STATE OF MINNESOTA  )

      ) ss.

COUNTY OF RAMSEY )

I, Roy A. Bauer, being first duly sworn on oath, deposes and states that he is the President and CEO of Digitiliti, Inc., a Minnesota corporation, that he has read the foregoing Confession of Judgment and Verified Statement on behalf of the corporation, that he knows the contents thereof, and that the facts stated therein are true and correct of his own knowledge, that execution, delivery and performance of the foregoing Confession of Judgment and Verified Statement has been approved by all necessary corporate action of the corporation and that the foregoing Confession of Judgment and Verified Statements represents the valid, binding and fully enforceable obligation of the corporation.

By /s/Roy A. Bauer Roy A. Bauer Title: President and CEO

Subscribed and sworn to before me

this 8th day of March, 2010.

/s/Chelsea Tupy

Notary Public

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EXHIBIT B

STATE OF MINNESOTA	DISTRICT COURT

COUNTY OF RAMSEY	SECOND JUDICIAL DISTRICT
Case Type: Contract
----------------------------------------------------
NUARCH ADVISORS LLC,
Court File No. 62-CV-09-8334
Plaintiff,	Hon. J. Thomas Mott

-against-
STIPULATION OF
DIGITILITI, INC.,	DISMISSAL WITH PREJUDICE

Defendant.
----------------------------------------------------

IT IS HEREBY STIPULATED AND AGREED by and between the parties named above that the above-captioned action, including all claims that Plaintiff asserted or could have asserted, may be dismissed with prejudice and on the merits pursuant to Minn. R. Civ. P. 41.01(a)(2), with each party to bear its own costs.

BRIGGS & MORGAN, P.A.

By: /s/Matthew D. Forsgren

Matthew D. Forsgren (#0246694)

Michael W. Kaphing (#0389349)

80 South Eighth Street

Suite 2200

Minneapolis, MN 55402

Telephone:  (612) 977-8400

Facsimile: (612) 977-8650

Attorney for Plaintiff

nuArch Advisors LLC

THE LAW OFFICE OF

JOSH JACOBSON, P.A.

By: /s/Josh Jacobson

Josh Jacobson (#242585)

One Financial Plaza

120 South Sixth Street

Suite 1515

Minneapolis, Minnesota  55402

Telephone: (612) 339-5111

Facsimile: (612) 339-5123

Attorney for Defendant

Digitiliti, Inc.

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